                                                                    EXHIBIT 99.2
     [LOGO]

NATIONAL COMMERCE
-----------------
 BANCORPORATION
www.ncbccorp.com

                   A Shared Vision for Superior Performance
                               December 31, 2000



                                                      Ernest C. Roessler
                                             President & Chief Executive Officer

                          Forward - Looking Statement

   This presentation constitutes forward-looking statements (within the meaning of the Private Securities Litigation Reform Act of 1995), which involve significant risks and uncertainties. A variety of factors could cause actual results and experience to differ materially from the anticipated results or other expectations expressed in such forward-looking statements.

   NCBC does not assume any obligation to update these forward-looking statements or to update the reasons why actual results could differ from those projected in the forward-looking statements.

   Factors that might cause such a difference include, but are not limited to competition from both financial and non-financial institutions; changes in interest rates, deposit flows, loan demand and real estate values; changes in legislation or regulation; changes in accounting principles, policies or guidelines; the timing and occurrence (or non-occurrence) of transactions and events that may be subject to circumstances beyond the control of NCBC; and other economic, competitive, governmental, regulatory and technological factors affecting NCBC specifically or the banking industry or economy generally.

                           NCBC - Corporate Profile


Total Assets:                 $16.6 billion


Market Cap:                   $5 billion


Headquarters:                 Memphis, Tennessee


Executive Management:         Thomas M. Garrott, Chairman
                              Ernest C. Roessler, President & CEO
                              William R. Reed Jr., Chief Operating Officer
                              Lewis E. Holland, President, Financial Enterprises
                              Richard L. Furr, President, CCB
                              Sheldon M. Fox, Chief Financial Officer
                              J. Scott Edwards, Chief Administrative Officer
                              David T. Popwell, EVP and Secretary

                           NCBC - Corporate Profile


Lead Banks:                     NBC - www.nbcbank.com
                                CCB - www.ccbonline.com
                                First Market Bank - www.firstmarketbank.com


Locations:                      375 branches (149 in-store); 429 ATMs


Financial Enterprises:          Transaction processing
                                Trust & asset management
                                In-store/retail bank consulting
                                NBC Capital Markets

Rating agencies:                S&P     A-
                                Fitch   B
                                Moody's A3

                                NCBC Hallmarks


 .    Incentive compensation aligned with shareholder interests
 .    Superior performance in banking unit achieved with constant focus on key drivers:
                  . Top line revenue growth
                  . Credit quality
                  . Net interest margin
                  . Efficiency

 .    Consistent, above-average EPS growth
 .    Concentrated in high-growth MSAs
 .    Strong insider ownership
 .    Financial Enterprise businesses create diverse revenue streams

                      Aligned with Shareholder Interests


Executive Management: 18% - 22% ROE                         Both hurdles must
                      16% - 20% EPS Growth       -->         be achieved to
                                                            receive incentive
                                                              compensation.




Business Line Managers: Individual measurement criteria tied to business unit with limitations based upon corporate performance

Production Incentives:

 .    Unlimited incentives for low-cost DDA
 .    Incentives structured to encourage high-margin product sales
 .    Targeted incentives for cross selling

                           Revenue Growth Per Share*

  1991        1992          1993          1994          1995           1996          1997          1998          1999          2000
------------------------------------------------------------------------------------------------------------------------------------
$ 1.79      $ 1.93        $ 2.16        $ 2.35        $ 2.47         $ 2.76        $ 3.09        $ 3.49        $ 3.79        $ 4.06

                              10-year CAGR = 9.5%
--------------------------------------------------------------------------------

                                                       5-year CAGR = 10.5%
                                                 -------------------------------

* Restated for all stock splits.

                            Pristine Credit Quality


                                 NCBC 4Q00            Peer Average*


Reserves/Loans                    1.30%                  1.35%

Reserves/NPAs                     10.2x                  2.8x

Net Charge-Offs/Loans             0.19%                  0.31%

NPAs/Total Assets                 0.08%                  0.38%


(*) UBS Warburg Regional Composite Average at period-end September 30, 2000

                            Balanced Loan Portfolio


 . Focused on consumer and small-/medium-size businesses

 . Diversified by type and geography

 . Experienced lenders and underwriters

 . Personal guaranties standard

 . Shared national credits avoided

 . Big bets discouraged


                                                    Revolving Credit 1%

                                                    C&I 24%

                                                    Installment 32%

                                                    Construction/CRE 24%

                                                    Mortgage 16%

                                                    Leasing 1%



Retail [_]                    Commercial  [X]

                              Net Interest Margin




4.50%
         4.43%
                      4.18%         4.12%
                                                                 4.03%
                                                  4.00%



3.00%
         4Q99         1Q00          2Q00          3Q00           4Q00


  2001 Opportunities:
  -------------------

 . Federal Reserve rate cut      . Incentive systems

 . Portfolio restructured        . Pricing

                               Efficiency Ratio

                                                               2001 Target = 45%
                                                               -----------------

         1995         1996         1997        1998         1999         2000
CCB     56.56%       53.71%       51.99%      51.73%       51.37%           -%
NCBC    51.21%       49.72%       48.50%      48.29%       43.70%       49.07%

                                                                       Combined

                             Consistent EPS Growth

            (Originally reported EPS, before non-recurring items.)



                            Five - year  EPS  CAGR  = 21%


$0.49      $0.57     $0.69    $0.83    $1.00     $1.27   $1.53/(1)/
1995       1996      1997     1998     1999      2000     2001

                                                                              12
                                              (1) IBES Consensus as of 10/18/00.

                             Concentrated on MSAs


                    [MAP INDICATING LOCATIONS APPEARS HERE]

                                                Legend
                                           . National Commerce Bancorp
                                           . CCB Financial Corp

                     Markets: Superior Growth Demographics


 .    NCBC operates in markets with a 7% average projected household growth rate
     (35% above national average)

 .    Almost 90% of deposits concentrated in top 8 MSAs


          Projected Household Growth Rate/(1)/


                          4.9%      9.8%       7.1%       8.4%         5.7%         7.1%          6.3%        6.6%
                                                                                                                    U.S. National
                                                                                                                    Average: 5.2%
                        Memphis   Triangle    Triad    Charlotte   Greenville    Nashville    Knoxville    Richmond
                          TN         NC         NC        NC           SC           TN           TN           VA
Deposits* ($MM)         $2,783    $2,159     $1,716     $1,309        $858         $618         $484         $319

(1) Projected 5 year household growth rate. Source: SNL Securities, as of June 1999.

 *  Source: FDIC, as of June 1999.

                     We Run This Company As If We Own It.
                                Because We Do.


                                                         [LOGO]  22% Held Inside

              Implied Retail                 40%

              Institutional                  38%

              Officers/Directors/Directors   14%
                Emeriti
                and Immediate Family

              Trust                           4%

              Benefit Plans                   4%

              Financial Enterprises -- High Growth, High Returns


 .    Target 40% earnings growth & 40+% ROE

 .    Expandable base in all businesses --- high incremental profit on new revenues

 .    Pursue acquisitions of existing financial services businesses

                                                                 2000
                                                                -------
                                                               ROA   ROE


                                      Total Banking           1.52% 19.32%

                                      Financial Enterprises   5.74% 35.12%

                                      Consolidated            1.64% 20.18%

Banking              90.7%

Financial Enterprises 9.3%

              Financial Enterprises -- High Growth, High Returns

               Asset Management 22%
                                             Consulting 25%

               Transaction Processing 43%              Capital Markets 10%


                     % of Financial Enterprises Net Income

                            Transaction Processing


 .    TransPlatinum Service Corp.

     .    Over-the-road fleet management service

     .    Local fleet management services

     .    Merchant services

 .    First Mercantile

 .    Chapter 13 Bankruptcy Trustee

                          TransPlatinum Service Corp.


TransPlatinum Service Corp. www.transplatinum.com
FleetOne www.fleetone.com
Merchant Services

 . Fuel card and related fleet management financial services and merchant card services

 .  Provides competitive element to NCBC business banking

 .  70% growth rate in 2000

 .  10% 2000 ROA

 .  40% 2000 ROE


[LOGO]
         $2,919    $4,521    $6,143    $10,149     $15,080    $23,032
        --------------------------------------------------------------
          1995      1996      1997       1998       1999        2000



                       TransPlatinum Revenue* (in 000s)
                          * Adjusted for acquisitions

                      Complete, Simplified Fuel Control
[[LOGO]
                            for Fleets of Any Size

        Fueling Flexibility
        -------------------

 .  Gasoline or diesel

 .  Off-site or on-site fueling with data capture capability

 . Gather date, time, fuel cost, grade, gallons, mileage and more with each fuel purchase

 .  Convenient local and regional retail fueling locations


        Security and Control
        --------------------

 . FleetOne is the first line of "real time" defense against unauthorized use and abuse

 .  Customers determine:

    .  Authorized users and vehicles

    .  Product and service limits

    .  Dollar amount and gallon limits per use and per day

    .  Select or exclude fueling locations

    . Add or delete vehicles and pin numbers instantly with one toll-free number

[LOGO]

                               Merchant Services


                                                       Commercial Lending &
                                                             Small Business
Direct Sales
  -   Bank Referrals
  -   Non-bank Customers

                                   Merchant
                                   Services                        Branches

                     [LOGO OF MASTER CARD] [LOGO OF VISA]

         ISOs                                                            Other
                                                                 Opportunities


      Agent Banks

                            First Mercantile Trust

                               www.firstmerc.com


2001 Opportunities:

 .  Leverage products wholesale/retail

 .  Consolidate operations of NBC Trust/CCB Trust

 .  New products (i.e. self-directed IRAs and plans, on-line brokerage, mutual fund wrap accounts)

 .  Targeted incentives for referrals




[LOGO OF FIRST    .22     .27     .35       .54       .74       1.1       1.9
  MERCANTILE     ---------------------------------------------------------------
    TRUST]        1994    1995   1996      1997      1998      1999      2000


                        Plan Assets ($ in billions)

                           Leading U.S. Market Share

                         Bankruptcy Trustee Processing
                                 (Chapter 13)

Total = 82 out of 200

                                                          Wholesale Distribution
                                                                        Platform


Retail Consulting


Facilities                     National Commerce
                                 Bank Services

Marketing/Catalog


                                NCBC Wholesale
Training                         Distribution

Correspondent Lending                                    First
 SAMs, High LTVs                   FleetOne           Mercantile

                           NBC Capital Markets Group

                                                           Correspondent Banking
  Institutional Fixed Income

                                                             NCBS

Clearing &
Execution

                                           Investment Portfolio

                                            Commercial Lending
                                            & Corporate Bonds

                  First Mercantile

                                     Salem Trust
Retail Brokerage

                      Trust Services and Asset Management


(Periods ended 12/31/00)                           .  Total discretionary funds
                                                      of $2.2 billion,
                                                      non-discretionary funds
                                                      of $6.4 billion.

                                    15.48%
5-Year                                 18.33%
                                          21.90%



                                   11.32%
3-Year                              12.26%
                                          17.21%   .  Significant potential to
                                                      improve market
                                                      penetration.


                -3.21%
1-Year     -9.11%
                         0.99%

         -15% -10% -5%  0%  5%  10%  15% 20% 25% 30% 35%


[_]  CCMI          [X]  S&P 500          [_]  Lipper Average General Equity Fund

                                2000 In Review

Financial Measures

   EPS                                                     $ 1.27

   . 27% increase over 1999 originally reported

   . 11.4% increase over 1999 restated

   Return on Assets                                          1.64%

   Return on Equity                                         20.18%

   Net Interest Margin                                       4.09%

   Efficiency Ratio                                         49.07%

                                2000 In Review

Highlights:

 .    27% increase in EPS

 .    Continued recognition as top-performing bank

 .    Accretive merger of equals with CCB

     .    Systems conversions complete in rapid timeframe

     .    Stronger, deeper management team

     .    98% of cost savings identified

     .    Restructure costs on target (excluding bond portfolio)

     .    Integration accomplished

 .    Richmond & Charleston showing strong growth

 .    Financial Enterprise continued growth

                            2001 Financial Targets


     EPS growth                  20 %


     Return on Equity           21+ %


     Return on Assets         1.80+ %


     Efficiency Ratio           *45 %

* Less than

                              2001 Opportunities


     Retail                                       Financial Enterprises
     ------                                       ---------------------
       NC/SC in-store                             Organic growth
       Fee income best practices                  Mergers & acquisitions
       Retail brokerage                           Wholesale distribution
       Wealth management                          NCBS & NBC Capital
                                                  Markets customers


                                    Multiple
                                    Leverage
                                     Points

     Commercial                                     Expansion
     ----------                                     ---------
       Expanded product array                         Poised for de novo growth
       Less penetrated markets                        Fill-in acquisitions

                          Creating Shareholder Value



 .    Consistent earnings from diversified sources

 .    25 consecutive years of dividend increases

 .    Management compensation aligned

 .    Strong insider ownership

 .    Best in class returns

                 TOTAL RETURNS Stock Appreciation & Dividends

                    NCBC Historical Performance vs. S&P 500

(Periods ended 12/31/00)                            [_] S&P 500    NCBC


20-Year                                                15.45%     28.80%


15-Year                                                15.86%     24.05%


10-Year                                                17.25%     30.46%


 5-Year                                                18.15%     32.61%

        0%   5%   10%   15%   20%   25%   30%   35%

                          Best In Class Profitability


     2000 profitability statistics compare favorably to the nation's most highly valued bank:

Return on Average Equity                       Revenue Per Share \(2)\

          20 %                20 %                    7.7%            7.6%


 -----------------------------------              ---------------------------
         NCBC                FITB                    NCBC             FITB


   Five-year CAGR of EPS \(1)\           Annualized Net Charge Offs/Total Loans

        21.0%                                                      .32
                                                                 --------
                    17.3%
                   -------

                                                   .16

      -------------------------           ---------------------------------

        NCBC        FITB                       NCBC             FITB



(1) Originally reported.
(2) Excludes securities gain and losses.

                               Value Opportunity


          Forward P/E                                  PEG Ratio
                                                                  166%
                                                                  ----
                      24.9 x
                      ------

                                                   126%
                                                   ----
     16.4 x

------------------------------------          ---------------------------------

     NCBC                 FITB                   NCBC                  FITB

  -------------------------------------      ----------------------------------

   NCBC Discount to Fifth Third:  52%          NCBC Discount to Fifth Third: 24%

  -------------------------------------      ----------------------------------

Source: First Call. 12/31/00

           [LOGO]

     NATIONAL COMMERCE
     -----------------
       BANCORPORATION

     www.ncbccorp.com


                   A Shared Vision for Superior Performance

                               December 31, 2000



                                                   Ernest C. Roessler
                                         President & Chief Executive Officer